Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 226,255,744.56
Previously Paid Amount	0.00
Total Fee Amount	31,181.11
Total Offset Amount	0.00
Net Fee	$ 31,181.11
Final Prospectus	false